UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:    BlackRock Funds

iShares Municipal Bond Index Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	iShares Municipal Bond Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	iShares Municipal Bond Index Fund

Investment Objective

iShares Municipal Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the ICE BofAML US Municipal Securities Index (the “Underlying Index”).

On May 17, 2018, the Board of Trustees of BlackRock Funds (the “Trust”) and, on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Predecessor Fund approved the reorganization, which was completed on November 19, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Institutional and Class K Shares each returned 1.27%, while the Fund’s Investor A and Investor P Shares each returned 1.24%. The Fund’s new benchmark, the ICE BofAML US Municipal Securities Index, returned 1.04% for the same period, while the Fund’s former benchmark, the Bloomberg Barclays Municipal Bond Index, returned 1.28%.

Returns for the Fund’s respective share classes differ from the benchmark indexes based on individual share-class expenses.

Describe the market environment.

Throughout the period, evidence of a stronger U.S. economy influenced fixed income markets. In December 2017, the Tax Cuts and Jobs Act was passed, reducing the corporate tax rate and contributing to a strong corporate earnings report throughout the period, particularly in the second quarter when after-tax profits for S&P 500® Index companies rose nearly 25%, year-over-year. The reduction in the corporate tax rate also helped to promote an increase in capital spending and share buybacks. The increase in capital spending, employment, and consumer spending, among other factors, positively affected the overall health of the U.S. economy in the second quarter, which grew at an annualized rate above 4.0% for the first time since 2014. In September, the national unemployment rate fell to 3.7%, its lowest level since 1969.

However, rising interest rates and increased geopolitical tension helped raise investor concerns regarding the economy’s continued expansion. The Fed voted to raise interest rates four times, contributing to an increase in the cost of borrowing for U.S. businesses and consumers. Meanwhile, inflation remained near the Fed’s 2% target rate for much of the period. While consumer spending remained strong, existing home sales declined in six straight months during the period, influenced, in part, by rising mortgage rates. In March, the Trump administration announced tariffs on steel and aluminum imports, increasing tension between the United States and its trading partners. The trade conflicts further intensified in the summer months when the administration introduced multiple rounds of tariffs on Chinese goods with the stated intent of reducing the trade deficit and curtailing the seizure of U.S. intellectual property. Despite a proposed revision to the North American Free Trade Agreement — which, if passed by Congress, will be called the United States-Mexico-Canada Agreement — and the introduction of several new trade agreements between the United States and other nations, the uncertainty regarding the escalating trade conflict between the United States and China continued to weigh on markets during the period.

During the period, the municipal bond yield curve flattened, while yields increased across all maturities. Short-maturity yields increased more — both on an absolute and relative basis – compared to intermediate- and longer-maturity yields over the period.

Describe recent portfolio activity.

During most of the period, the Fund’s lower effective duration (a measure of interest rate sensitivity), compared to its former benchmark, helped the Fund’s relative performance as interest rates generally increased over the period. Effective November 16, 2018, following the Fund’s reorganization, the Fund’s new investment adviser sold the out-of-benchmark securities and purchased securities that corresponded to the Fund’s new benchmark. This strategy was implemented to maintain the Fund’s objective to provide investment results that correspond to the total return performance of the ICE BofAML US Municipal Securities Index. The Fund’s initial short duration position hurt performance as rates rallied. The Fund’s performance was also impacted by transaction costs associated with aligning the portfolio to the new benchmark.

Describe portfolio positioning at period end.

At the time of the reorganization and the transition to the new investment adviser, 80% of the portfolio was out-of-benchmark and the portfolio had a shorter duration than the new benchmark. After primarily selling the out-of-benchmark securities, the portfolio by period end was comprised of 80% in benchmark securities that correspond to the new benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	iShares Municipal Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities in the Underlying Index.

(c)

ICE BofAML US Municipal Securities Index is an index that tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

(d)

Bloomberg Barclays Municipal Bond Index is representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index.

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.30%	2.20%	1.48%	1.27%	N/A	3.38%	N/A	4.00%	N/A
Investor A	2.02	1.92	1.45	1.24	N/A	3.37	N/A	4.00	N/A
Class K	2.32	2.20	1.48	1.27	N/A	3.38	N/A	4.00	N/A
Investor P	1.93	1.84	1.45	1.24	(2.82)%	3.37	2.53%	4.00	3.57%
ICE BofAML US Municipal Securities Index	—	—	1.31	1.04	N/A	3.99	N/A	5.12	N/A
Bloomberg Barclays Municipal Bond Index	—	—	1.53	1.28	N/A	3.82	N/A	4.85	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,014.80	$0.25	$1,000.00	$1,005.64	$0.25	0.21%
Investor A	1,000.00	1,014.50	1.83	1,000.00	1,023.39	1.84	0.36
Class K	1,000.00	1,014.80	0.24	1,000.00	1,005.65	0.24	0.20
Investor P	1,000.00	1,014.50	1.98	1,000.00	1,023.24	1.99	0.39

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), except Institutional and Class K which are multiplied by 43/365 (to reflect the period since inception date of November 19, 2018).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

Portfolio Information as of December 31, 2018	iShares Municipal Bond Index Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
State	45%
Utilities	16
School Districts	9
Transport	8
County/City/Special District/School District	6
Transportation	6
Education	4
Health	3
Water	2
Tobacco	1

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2019	6%
2020	8
2021	7
2022	12
2023	11

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	23%
AA/Aa	59
A	13
BBB/Baa	4
N/R(d)	1

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(b)	Excludes short-term securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

(e)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities, of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares are not subject to any sales charge. Institutional and Class K Shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Institutional and Class K Shares performance shown prior to the Institutional and Class K Shares November 19, 2018 inception date is that of Investor A Shares which reflect the performance of Premier Shares of the Predecessor Fund. The performance of the Fund’s Institutional and Class K Shares would be substantially similar to Investor A Shares because Institutional and Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Institutional and Class K Shares and Investor A Shares have different expenses. The actual returns of Institutional and Class K Shares would have been higher than those of the Investor A Shares because Institutional and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Share performance shown prior to the reorganization is that of the Premier Shares of the Predecessor Fund.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. Investor P Share performance shown prior to the reorganization is that of the Premier Shares of the Predecessor Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous pages (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018), except with respect to Institutional and Class K Shares which are based on a hypothetical investment of $1,000 on November 19, 2018 (commencement of operations) and held through December 31, 2018 is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

Schedule of Investments December 31, 2018	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 93.6%

Alabama — 1.1%
Alabama Federal Aid Highway Finance Authority, Refunding RB, Garvee, Series B, 5.00%, 09/01/24	$900	$1,041,201
Alabama Public School & College Authority, Refunding RB, Series B, 5.00%, 01/01/26	1,000	1,147,510
City of Madison Alabama, GO, Refunding:
5.25%, 02/01/26	100	100,276
5.13%, 02/01/30	475	476,264
5.25%, 02/01/31	210	210,580
City of Tuscaloosa Alabama, GO, Refunding, Series A, 4.75%, 07/01/24	1,025	1,052,408

		4,028,239

Alaska — 0.9%
Borough of Matanuska-Susitna Alaska, GO, Series A (AGC), 5.00%, 07/01/19(a)	1,035	1,051,798
City of Anchorage Alaska Electric Revenue, RB, Senior Lien, Series A, 5.00%, 12/01/22	2,220	2,279,785

		3,331,583

Arizona — 2.8%
County of Maricopa Arizona Unified School District No. 69, GO, Series A, 4.00%, 07/01/29	2,000	2,094,320
County of Pima Arizona, GO, Series A, 4.00%, 07/01/26	2,015	2,135,658
County of Pima Arizona Unified School District No. 10, GO, School Improvement Project, Series B, 5.00%, 07/01/27	2,000	2,031,960
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 01/01/34	2,480	2,885,753
Sedona-Oak Creek Joint Unified School District No. 9, GO, Series B (AGC), 5.00%, 07/01/23	1,460	1,483,331

		10,631,022

Arkansas — 2.6%
City of Rogers Arkansas Water Revenue, Refunding RB, 4.00%, 11/01/30	505	532,482
Rogers School District No. 30, GO, Refunding, 4.00%, 02/01/30	1,000	1,012,400
State of Arkansas, GO, Refunding, Higher Education, 4.00%, 06/01/29	5,605	6,069,318
University of Arkansas, RB, Fayetteville Campus, Series B, 5.00%, 11/01/29	1,935	2,106,577

		9,720,777

California — 17.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Subordinate Toll Bridge, Series S-7, 4.00%, 04/01/38	500	519,200
California Educational Facilities Authority, RB, Stanford Hospital, Series U-6, 5.00%, 05/01/45	1,260	1,626,962
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/48	1,950	2,164,948
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	2,000	2,178,100
California State Public Works Board, Refunding RB:
Series B, 5.00%, 10/01/26	250	298,212
Various Capital Projects, Series C, 4.00%, 11/01/32	500	532,120
California State University, Refunding RB, Series A:
5.00%, 11/01/43	540	604,087
Systemwide, 4.00%, 11/01/35	500	526,595
Systemwide, 4.00%, 11/01/38	500	517,325
Systemwide, 5.00%, 11/01/48	1,030	1,184,304
City & County of San Francisco California Airports Commission, Refunding ARB, San Francisco City Country Airport, Series E, 5.00%, 05/01/48	1,190	1,350,210

Security	Par (000)	Value

California (continued)
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	$1,500	$1,521,825
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	500	567,550
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/35	1,305	1,503,530
Coast Community College District, GO, Refunding, Series A, 4.00%, 08/01/38	1,000	1,035,950
East Bay Municipal Utility District Water System Revenue, Refunding RB, Series B, 5.00%, 06/01/33	1,435	1,706,789
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A (AGM), 0.00%, 01/15/36(b)	500	262,890
Fremont Union High School District, GO, Refunding, Series A, 5.00%, 08/01/44	1,350	1,549,530
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/34	2,400	2,689,896
Los Angeles Community College District California, GO, Refunding, Series A, 5.00%, 08/01/31	1,000	1,142,250
Los Angeles County Facilities, Inc., RB, Vermont Corridor County Administration Building, Series A, 4.00%, 12/01/48	1,000	1,010,590
Los Angeles Department of Water & Power Power System Revenue, RB, Power System, Series D, 5.00%, 07/01/44	1,500	1,662,945
Los Angeles Department of Water & Power Power System Revenue, Refunding RB, Series A:
Power System, 5.00%, 07/01/37	1,000	1,161,770
5.00%, 07/01/30	1,500	1,726,485
Los Angeles Unified School District, GO, Election 2008, Series B-1, 5.00%, 07/01/33	1,500	1,789,725
Palomar Community College District, GO, Refunding, 5.00%, 05/01/31	1,500	1,732,410
San Diego Association of Governments South Bay Expressway Revenue, RB, Senior Lien, Series A, 5.00%, 07/01/42	1,000	1,122,680
San Diego Community College District, GO, Refunding, 4.00%, 08/01/32	500	536,460
San Diego Public Facilities Financing Authority, Refunding RB, Series A, 5.00%, 08/01/43(c)	500	574,615
San Diego Unified School District, GO, Election of 2012, Series I:
5.00%, 07/01/41	1,000	1,152,230
5.00%, 07/01/47	2,075	2,375,792
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Senior Lien, Series A, 5.00%, 01/15/34	1,000	1,095,740
State of California, GO, 5.00%, 03/01/45	1,000	1,107,550
State of California, GO, Refunding:
5.00%, 08/01/26	540	635,008
5.00%, 08/01/27	1,000	1,188,290
5.00%, 08/01/31	1,000	1,164,840
4.00%, 09/01/32	250	267,698
5.00%, 08/01/35	1,000	1,164,220
5.00%, 08/01/46	1,000	1,125,980
Various Purpose, 5.00%, 10/01/25	1,000	1,184,210
Various Purpose, 5.00%, 10/01/24	475	553,076
Various Purpose, 5.00%, 09/01/31	565	658,626
Various Purpose, 5.00%, 12/01/31	2,000	2,237,540
Various Purpose, 4.00%, 09/01/33	1,000	1,067,250
Various Purpose, 4.00%, 09/01/35	1,000	1,057,420
Various Purpose, 5.00%, 09/01/35	1,000	1,150,710
Various Purpose, 5.00%, 02/01/38	1,000	1,088,230
Various Purpose, 5.00%, 12/01/43	500	550,135

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
State of California, GO, Various Purpose:
5.00%, 10/01/26	$1,000	$1,203,080
5.25%, 10/01/29	3,985	4,077,412
State of California Department of Water Resources, Refunding RB, Water System Revenue, Series AW, 5.00%, 12/01/33	1,000	1,176,850
State of California Public Works Board, Refunding RB, Various Capital Projects, Series C, 5.00%, 11/01/34	685	788,168
University of California, Refunding RB:
Series AR, 5.00%, 05/15/41	605	681,442
Series AY, 5.00%, 05/15/32	500	590,520
Series AY, 5.00%, 05/15/36	1,000	1,158,200

		65,300,170

Colorado — 2.0%
City & County of Denver Board of Water Commissioners, RB, Series A, 4.00%, 12/15/26	1,230	1,293,247
City & County of Denver Colorado, Refunding RB, Series A, 4.00%, 08/01/46	1,500	1,534,455
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Series A, 5.00%, 12/01/35	1,000	1,141,780
El Paso County School District No. 20, GO, Refunding, Series C:
4.00%, 12/15/24	1,350	1,423,777
4.00%, 12/15/25	1,385	1,455,413
State of Colorado, COP, Series N, 4.00%, 03/15/43	500	510,800

		7,359,472

Connecticut — 1.7%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Corp., 5.00%, 12/01/45	1,000	1,095,780
State of Connecticut, GO, Refunding, Series B:
5.00%, 05/15/22	1,000	1,058,730
5.00%, 05/15/25	250	281,860
State of Connecticut, GO:
Series A, 5.00%, 10/15/23	850	941,978
Series A, 5.00%, 10/15/27	400	436,128
Series B, 5.00%, 06/15/28	400	439,696
State of Connecticut, Special Tax Revenue, RB, Transportation Infrastructure, Series A:
5.00%, 09/01/24	400	451,116
5.00%, 10/01/29	725	793,012
Town of New Canaan Connecticut, GO, Refunding, Series C, 4.00%, 04/01/19(a)	1,010	1,015,737

		6,514,037

District of Columbia — 0.7%
District of Columbia, GO, Series D, 4.00%, 06/01/34	1,000	1,053,280
District of Columbia Water & Sewer Authority, Refunding RB, Green Bond, Series A, 5.00%, 10/01/45	1,510	1,679,452

		2,732,732

Florida — 3.2%
Central Florida Expressway Authority, Refunding RB, Senior Lien, Series B, 5.00%, 07/01/33	2,500	2,844,150
City of Winter Park Florida Water & Sewer Revenue, Refunding RB, 4.25%, 12/01/19(a)	1,000	1,021,940
County of Broward Florida Airport System Revenue, ARB, Series Q-1, 5.00%, 10/01/42	1,000	1,065,180
County of Miami-Dade School Board, COP, Refunding Series D, 5.00%, 02/01/27	500	576,410
County of Palm Beach Florida Water & Sewer Revenue, Refunding RB:
5.00%, 10/01/29	1,750	1,973,755
5.00%, 10/01/30	1,960	2,213,448

Security	Par (000)	Value

Florida (continued)
Florida’s Turnpike Enterprise, RB, Series A, 4.00%, 07/01/48	$1,000	$1,023,830
State of Florida, GO, Refunding, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, Series A, 5.00%, 07/01/25	1,000	1,177,860

		11,896,573

Georgia — 0.5%
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,000	1,146,340
State of Georgia, GO, Tranche 2, Series A, 5.00%, 02/01/29	650	764,478

		1,910,818

Hawaii — 0.1%
State of Hawaii, GO, Refunding, Series EF, 5.00%, 11/01/23	500	555,775

Illinois — 2.4%
Chicago O’Hare International Airport, Refunding ARB, General, Senior Lien, Series B:
4.00%, 01/01/44	1,000	992,180
5.00%, 01/01/48	1,000	1,111,320
Illinois Finance Authority, Refunding RB, Mercy Health System Obligation, 5.00%, 12/01/40	1,000	1,069,510
Illinois State Toll Highway Authority, RB, Senior, Series B, 5.00%, 01/01/41	1,000	1,105,070
Illinois State Toll Highway Authority, Refunding RB, Senior Revenue Bonds, Series A(c):
5.00%, 01/01/25	100	114,872
5.00%, 01/01/30	250	296,142
State of Illinois, GO, 5.00%, 05/01/39	1,000	1,018,650
State of Illinois, GO, Refunding:
5.00%, 02/01/22	500	523,030
5.00%, 10/01/25	500	534,455
5.00%, 10/01/28	500	536,650
State of Illinois, GO, Series A:
Series C, 5.00%, 11/01/29	1,000	1,061,480
Series D, 5.00%, 11/01/26	500	536,070

		8,899,429

Indiana — 0.2%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	650	696,923
Indiana Finance Authority, Refunding RB, Series C, 5.00%, 12/01/24	100	116,161

		813,084

Kansas — 0.3%
State of Kansas Department of Transportation, RB, 5.00%, 09/01/34	500	570,970
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/47	580	636,092

		1,207,062

Louisiana — 0.1%
State of Louisiana, GO, Refunding, Series C, 5.00%, 07/15/23	500	551,640

Maryland — 2.4%
County of Howard Maryland, GO, Series A, 4.00%, 02/15/20(a)	2,790	2,858,773
State of Maryland, GO, Series A, 5.00%, 03/15/31	400	474,364
State of Maryland, GO, Refunding, Series B:
5.00%, 08/01/25	1,000	1,179,980
5.00%, 08/01/26	2,200	2,637,954
State of Maryland, GO, Series A, 5.00%, 03/15/28	450	550,215

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
State of Maryland Department of Transportation, RB, 4.00%, 11/01/29	$695	$751,580
State of Maryland Department of Transportation, Refunding RB, 5.00%, 02/15/23	500	560,875

		9,013,741

Massachusetts — 3.4%
Commonwealth of Massachusetts, GO, Refunding, Series C:
5.00%, 08/01/20	750	787,515
5.00%, 10/01/25	1,000	1,180,070
Commonwealth of Massachusetts, GO:
Series A, 5.00%, 03/01/26	725	860,909
Series A, 5.00%, 12/01/34	1,000	1,075,000
Series A, 5.00%, 01/01/48	1,000	1,133,030
Series E, 4.00%, 04/01/46	530	537,293
Series F, 5.00%, 11/01/37	500	576,195
Series F, 5.00%, 11/01/42	1,000	1,138,260
Massachusetts Bay Transportation Authority, Refunding RB, Series B:
Senior, 5.25%, 07/01/20	1,000	1,051,100
5.00%, 07/01/35	1,210	1,257,359
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series A, 4.00%, 07/15/36	1,500	1,609,875
Partners Healthcare System, 5.00%, 07/01/34	1,000	1,148,990
University of Massachusetts Building Authority, Refunding RB, Senior, Series 1, 5.00%, 11/01/44	400	443,596

		12,799,192

Michigan — 1.7%
East Grand Rapids Public School District, GO, Refunding, (Q-SBLF), 4.00%, 05/01/24	1,625	1,665,397
Hamilton Community School District, GO, Refunding, (Q-SBLF), 5.00%, 05/01/30	885	1,000,988
Plymouth-Canton Community School District, GO, School Building & Site, Series A, 4.00%, 05/01/32	2,900	3,010,809
University of Michigan, Refunding RB, 5.00%, 04/01/46	585	657,002

		6,334,196

Minnesota — 0.3%
State of Minnesota, GO, Refunding, Various Purposes, Series F, 5.00%, 10/01/21	1,000	1,084,450

Mississippi — 0.7%
Mississippi Development Bank, Refunding RB, City of Jackson, Mississippi, Series A:
5.00%, 03/01/20	1,000	1,031,310
5.00%, 03/01/21	1,000	1,031,080
State of Mississippi, GO, Refunding, Series C, 5.00%, 10/01/20	500	526,810

		2,589,200
Missouri — 0.5%
Metropolitan State Louis Sewer District, Refunding RB, Series B, 5.00%, 05/01/45	1,035	1,150,930
Springfield School District No. R-12, GO, Missouri Direct Deposit Program, 5.00%, 03/01/32	500	558,745

		1,709,675
Nevada — 0.3%
County of Clark Department of Aviation, ARB, Sub Lien, Series C (AGM), 5.00%, 07/01/25	1,000	1,014,590

New Jersey — 5.8%
Madison Borough Board of Education, GO, Refunding, Series B:
4.00%, 12/15/26	1,440	1,531,915
4.00%, 12/15/27	1,495	1,586,359

Security	Par (000)	Value

New Jersey (continued)
Middlesex County Improvement Authority, RB, County-Guaranteed Open Space Trust, Series A, 4.00%, 12/15/21	$1,205	$1,229,739
New Jersey EDA, RB, Series EEE, 5.00%, 06/15/48	1,000	1,054,500
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN:
5.00%, 03/01/22	500	534,445
5.00%, 03/01/25	500	538,620
5.00%, 03/01/30	1,000	1,056,780
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/25(b)	100	77,454
Series A, 0.00%, 12/15/35(b)	3,075	1,431,997
Series A, 0.00%, 12/15/38(b)	530	209,376
Transportation Program, Series AA, 5.00%, 06/15/25	150	164,741
Series AA, 4.75%, 06/15/38	280	291,024
Series B, 5.50%, 06/15/31	500	528,820
Series B, 5.00%, 06/15/42	825	853,801
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
Series A, 5.00%, 12/15/36	1,000	1,076,300
Series A, 4.00%, 12/15/31	1,000	997,980
Series D, 5.00%, 12/15/24	250	276,340
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/34	1,000	1,111,320
New Jersey Turnpike Authority, Refunding RB:
Series B, 5.00%, 01/01/27	840	924,731
Series E, 5.00%, 01/01/32	1,100	1,283,623
Somerset Hills School District, GO, Refunding:
4.00%, 03/15/27	1,110	1,165,755
4.00%, 03/15/28	920	963,893
Township of Parsippany-Troy Hills New Jersey, GO, Refunding, 4.00%, 07/15/25	1,390	1,477,528
Warren Hills Regional School District, GO, Refunding, 4.00%, 02/15/26	1,485	1,562,309

		21,929,350
New Mexico — 1.1%
City of Albuquerque New Mexico, GO, General Purpose, Series A, 4.00%, 07/01/24	2,500	2,570,275
Las Cruces School District No. 2, GO, Series A, 4.00%, 08/01/23	1,700	1,754,145

		4,324,420
New York — 16.6%
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	2,540	2,614,270
City of New York New York, GO, Refunding:
Series C, 5.00%, 08/01/23	1,000	1,130,130
Series I, 5.00%, 08/01/26	1,000	1,098,350
City of New York New York, GO:
Series B-1, 5.00%, 12/01/41	1,390	1,561,540
Series D, 5.00%, 12/01/35	500	586,580
Series D, 4.00%, 12/01/41	1,000	1,033,070
Sub Series F-1, 5.00%, 04/01/34	1,115	1,300,681
City of New York New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 07/15/31	1,000	1,126,660
City of New York New York Water & Sewer System, Refunding RB, Refunding RB,Series DD, 5.00%, 06/15/35	2,500	2,793,600
City of New York Transitional Finance Authority, RB, Future Tax Secured Subordinate, Subseries B-1, 5.00%, 08/01/40	1,500	1,684,665

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	$910	$1,024,169
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/41	1,500	1,668,090
Metropolitan Transportation Authority, RB, Sub-Series A-1, 5.00%, 11/15/45	1,000	1,083,120
Metropolitan Transportation Authority, Refunding RB:
Climate Bond Certified, Green Bond, Series B-1, 5.00%, 11/15/47	1,000	1,133,840
Green Bond, Series C-1, 5.00%, 11/15/34	1,000	1,138,570
Series B, 5.00%, 11/15/37	1,075	1,197,518
Miller Place Union Free School District, GO, Refunding, 4.00%, 02/15/25	685	685,993
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 5.00%, 07/15/36	1,000	1,157,560
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
5.00%, 11/01/28	1,000	1,197,780
5.00%, 05/01/37	1,000	1,127,140
Series A-1, 5.00%, 08/01/36	500	581,795
Series A-1, 5.00%, 08/01/42	1,000	1,145,680
Series I, 5.00%, 05/01/42	1,620	1,757,376
Sub-Series C-2, 5.00%, 05/01/36	1,000	1,159,870
New York City Water & Sewer System, RB, Series 2018-CC-1, 5.00%, 06/15/48	1,000	1,126,020
New York City Water & Sewer System, Refunding RB:
Series DD, 5.00%, 06/15/39	420	467,069
Series EE, 5.00%, 06/15/36	1,000	1,136,700
New York State Dormitory Authority, RB:
5.00%, 10/01/45	1,500	1,953,825
Bid Group 2, Series A, 5.00%, 03/15/35	740	862,063
Bid Group 4, Series A, 5.00%, 03/15/44	350	398,951
Series 2015B-B, 5.00%, 03/15/32	1,440	1,645,488
Series A, 5.00%, 02/15/39	1,000	1,125,820
New York State Dormitory Authority, Refunding RB:
Group 1, Series E, 5.00%, 03/15/27	500	601,590
Group 2, Series E, 5.00%, 03/15/29	1,000	1,218,930
Series A, 5.00%, 03/15/21	1,500	1,602,375
Series A, 5.00%, 03/15/23	500	560,340
Series A, 5.00%, 03/15/24	600	685,908
Series A, 5.00%, 03/15/28	250	302,675
Series A, 4.00%, 03/15/43	500	514,990
New York State Urban Development Corp., Refunding RB, State Personal Income Tax:
Series A, 5.00%, 03/15/21	1,000	1,068,250
Series A, 5.00%, 03/15/27	600	718,434
Series D, 5.00%, 03/15/22	2,500	2,742,700
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.00%, 10/15/41	835	932,970
Series 179, 5.00%, 12/01/32	1,000	1,122,710
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/29	1,000	1,147,150
State of New York Dormitory Authority, RB, Group 4, Series A, 5.00%, 03/15/45	1,000	1,139,000
State of New York Dormitory Authority, Refunding RB, Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	1,000	1,127,410
State of New York Environmental Facilities Corp., Refunding RB, Subordinated SRF Bonds, 4.00%, 06/15/46	1,475	1,522,982
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/42	1,000	1,011,760
Triborough Bridge & Tunnel Authority, Refunding RB:
Series A, 5.00%, 11/15/40	600	672,006
Series B, 5.00%, 11/15/38	1,000	1,141,420

Security	Par (000)	Value

New Jersey (continued)
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE:
5.00%, 12/15/34	$1,000	$1,112,750
5.00%, 12/15/41	2,000	2,192,340

		62,842,673

North Carolina — 1.2%
City of Charlotte North Carolina, GO, Refunding, Series B, 4.00%, 06/01/24	1,265	1,275,702
City of Charlotte North Carolina Water & Sewer System, Refunding RB, Series B, 5.00%, 07/01/27	1,500	1,570,920
City of Fayetteville North Carolina Public Works Commission Revenue, Refunding RB, Series A, 5.00%, 03/01/19(a)	1,355	1,362,195
North Carolina Turnpike Authority, RB, Series B, 0.00%, 01/01/34(b)	500	286,015

		4,494,832

Ohio — 1.1%
Olentangy Local School District, GO, Refunding, Series B:
4.00%, 12/01/28	1,870	1,983,191
4.00%, 12/01/29	1,680	1,777,171
State of Ohio, GO, Refunding, Common Schools, Series A, 5.00%, 09/15/24	350	405,472

		4,165,834

Oklahoma — 1.0%
City of Tulsa Oklahoma, GO, 4.00%, 03/01/23	2,500	2,562,575
Grand River Dam Authority, RB, Series A, 5.00%, 06/01/31	1,000	1,127,390

		3,689,965

Oregon — 1.1%
City of Portland Oregon Water System Revenue, RB, Senior Lien, Series A, 4.00%, 05/01/24	1,500	1,564,380
City of Portland Oregon Water System Revenue, Refunding RB, Series A, 4.00%, 05/01/21	1,070	1,100,153
State of Oregon, GO, Odot Project, Series I, 5.00%, 05/01/37	1,500	1,620,975

		4,285,508

Pennsylvania — 3.8%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 03/15/29	1,000	1,130,460
2nd Series, 5.00%, 10/15/26	685	761,405
Commonwealth of Pennsylvania, GO, Refunding, , 5.00%, 01/01/28	1,105	1,283,203
Delaware River Port Authority, ARB, Series A, 5.00%, 01/01/39	125	143,770
Delaware River Port Authority, Refunding RB, Series B:
5.00%, 01/01/21	250	264,795
5.00%, 01/01/26	250	292,677
North Penn Water Authority, RB:
5.00%, 11/01/33	975	1,068,064
5.00%, 11/01/34	1,075	1,175,770
Pennsylvania Turnpike Commission, RB:
Series A-1, 5.00%, 12/01/47	1,000	1,101,080
Series C, 5.00%, 12/01/43	1,000	1,068,510
Township of Cranberry Pennsylvania, GO, Refunding, 4.50%, 03/01/26	2,575	2,705,398
Township of Hampden Pennsylvania, GO, Refunding:
5.00%, 05/15/29	980	1,033,763
5.00%, 05/15/31	870	917,076
5.00%, 05/15/32	1,375	1,448,879

		14,394,850

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 0.2%
Town of Fort Mill South Carolina Water & Sewer System Revenue, RB, 5.00%, 12/01/35	$705	$784,933

Tennessee — 2.2%
Metropolitan Government of Nashville & Davidson County Tennessee, GO, Refunding:
4.00%, 07/01/30	765	835,785
5.00%, 07/01/32	1,000	1,200,770
Metropolitan Nashville Airport Authority, ARB, Series A, 5.00%, 07/01/45	900	988,227
State of Tennessee, GO, Refunding, Series A, 4.00%, 08/01/25	5,000	5,338,200

		8,362,982

Texas — 7.1%
Carrollton-Farmers Branch Independent School District, GO, Refunding, (PSF-GTD):
4.00%, 02/15/22(a)	310	328,541
4.00%, 02/15/28	895	937,736
Carrollton-Farmers Branch Independent School District, GO, Series A (PSF-GTD):
4.00%, 02/15/23(a)	445	477,623
4.00%, 02/15/30	555	584,249
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A, 5.00%, 01/01/45	1,000	1,075,640
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, Series A, 5.00%, 01/01/43	1,000	1,061,210
Central Texas Turnpike System, RB, First Tier, Series A (AMBAC), 0.00%, 08/15/30(b)	270	183,549
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/42	2,000	2,165,460
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/26	500	590,210
County of Harris Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/36	1,700	1,818,167
County of Harris Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/31	1,000	1,175,900
Cypress-Fairbanks Independent School District, GO, Refunding, Series C (PSF-GTD), 5.00%, 02/15/44	500	548,335
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/23	800	910,112
Grand Parkway Transportation Corp., RB:
5.00%, 02/01/23	470	519,308
Subordinate Tier, Tela Supported, Series A, 5.00%, 10/01/35	695	805,852
Lewisville Independent School District, GO, Refunding, Series B, 5.00%, 08/15/28	570	662,049
Lower Colorado River Authority, Refunding RB, Series A, 5.00%, 05/15/36	750	806,640
North Texas Tollway Authority, Refunding RB:
1st Tier-Series A, 5.00%, 01/01/38	1,000	1,133,030
1st Tier-Series A, 5.00%, 01/01/43	1,815	2,035,432
Series B, 5.00%, 01/01/34	1,000	1,111,880
State of Texas, GO, Refunding, Transportation Commission:
Mobility Partners LLC, 5.00%, 10/01/34	1,000	1,112,250
Series A, 5.00%, 10/01/44	1,000	1,104,770
State of Texas, GO, Highway Improvement, Series A, 5.00%, 04/01/42	1,500	1,603,530
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Baylor Scott & White Health Project, Series A, 5.00%, 11/15/45	1,000	1,101,400
Texas Water Development Board, RB, State Water Implementation Fund:
Series A, 4.00%, 10/15/37	1,180	1,236,876
Series B, 5.00%, 04/15/49	1,000	1,146,510

Security	Par (000)	Value

Texas (continued)
University of Texas System, RB, Series E, 5.00%, 08/15/27	$400	$482,932

		26,719,191

Utah — 0.6%
State of Utah, GO:
5.00%, 07/01/25	450	530,334
5.00%, 07/01/26	1,500	1,795,590

		2,325,924

Virginia — 3.0%
City of Norfolk Virginia Water Revenue, RB(a):
5.00%, 05/01/21	1,790	1,915,300
5.00%, 05/01/21	1,975	2,113,250
5.00%, 05/01/21	2,075	2,220,250
City of Richmond Virginia Public Utility Revenue, Refunding RB, 5.00%, 01/15/26	500	591,475
County of Fairfax Water Authority, Refunding RB, 5.00%, 04/01/21	565	585,170
County of Loudoun Virginia, GO, Series A, 4.00%, 12/01/26	1,065	1,105,545
Virginia College Building Authority, Refunding RB, 21st Century College and Equipment Programs, Series E, 5.00%, 02/01/30	1,000	1,200,990
Virginia Commonwealth Transportation Board, Refunding RB, Garvee, 5.00%, 03/15/27	285	343,143
Virginia Public School Authority, Refunding RB, 5.00%, 08/01/27	1,125	1,311,660

		11,386,783

Washington — 2.6%
Central Puget Sound Regional Transit Authority, Refunding RB, Green Bond, Series S-1, 5.00%, 11/01/36	485	549,587
County of King Washington Sewer Revenue, Refunding RB, Series B, 5.00%, 07/01/39	2,075	2,274,802
Port of Seattle Washington, Refunding RB, Intermediate Lien, Series A, 5.00%, 08/01/31	2,000	2,177,220
State of Washington, GO, Various Purposes, Series A, 5.00%, 08/01/43	1,250	1,435,425
State of Washington, GO, Refunding:
Motor Vehicle Fuel Tax, Series B, 5.00%, 07/01/23	1,000	1,129,720
Series B, 5.00%, 07/01/30	1,000	1,155,350
Series R, 5.00%, 07/01/31	1,000	1,132,420

		9,854,524

Wisconsin — 1.0%
State of Wisconsin, GO, Refunding:
5.00%, 11/01/27	770	926,079
5.00%, 11/01/29	525	625,716
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Senior Credit Group,
Series A, 5.00%, 11/15/39	1,000	1,104,140
Series 2, 5.00%, 11/01/26	980	1,173,962

		3,829,897

Total Long-Term Investments — 93.6% (Cost — $348,724,388)		353,389,123

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 6.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class,
1.56%(d)(e)	25,084,133	$25,086,642

Total Short-Term Securities — 6.6% (Cost — $25,087,155)		25,086,642

Total Investments — 100.2% (Cost — $373,811,543)		378,475,765

Liabilities in Excess of Other Assets — (0.2)%		(718,834)

Net Assets — 100.0%		$377,756,931

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	When-issued security.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	25,084,133	25,084,133	$25,086,642	$31,610	$(1,309)	$(513)

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$353,389,123	$—	$353,389,123
Short-Term Securities	25,086,642	—	—	25,086,642

	$25,086,642	$353,389,123	$—	$378,475,765

(a)	See above Schedule of Investments for values in each state or political subdivision.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities

December 31, 2018

ASSETS
Investments at value — unaffiliated (cost — $348,724,388)	$353,389,123
Investments at value — affiliated (cost — $25,087,155)	25,086,642
Receivables:
Interest — unaffiliated	4,104,420
Capital shares sold	118,324
Dividends — affiliated	30,133
Deferred offering costs	156,805
Prepaid expenses	1,544
Other assets	820

Total assets	382,887,811

LIABILITIES
Payables:
Investments purchased	4,487,638
Capital shares redeemed	228,437
Offering costs	177,744
Distribution fees	80,735
Income dividend distributions	30,637
Printing fees	13,409
Professional fees	8,574
Trustees’ and Officer’s fees	5,003
Custodian fees	1,377
Investment advisory fees	174
Other accrued expenses	97,152

Total liabilities	5,130,880

NET ASSETS	$377,756,931

NET ASSETS CONSIST OF
Paid-in capital	$371,129,422
Accumulated earnings	6,627,509

NET ASSETS	$377,756,931

NET ASSET VALUE
Institutional — Based on net assets of $100,916 and 8,707 shares outstanding, unlimited shares authorized, $0.001 par value	$11.59

Investor A — Based on net assets of $25,418,194 and 2,193,132 shares outstanding, unlimited shares authorized, $0.001 par value	$11.59

Class K — Based on net assets of $100,916 and 8,707 shares outstanding, unlimited shares authorized, $0.001 par value	$11.59

Investor P — Based on net assets of $352,136,905 and 30,383,139 shares outstanding, unlimited shares authorized, $0.001 par value	$11.59

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2018

INVESTMENT INCOME
Interest — unaffiliated	$13,374,250
Dividends — affiliated	31,610
Other income	8

Total investment income	13,405,868

EXPENSES
Service and distribution — class specific	1,106,314
Transfer agent — class specific	689,414
Investment advisory	440,069
Reorganization costs	237,377
Professional	130,380
Registration	51,853
Offering	20,940
Printing	19,440
Trustees and Officer	16,865
Custodian	15,894
Miscellaneous	13,742

Total expenses	2,742,288
Less:
Fees waived and/or reimbursed by the Manager or Predecessor Manager	(281,885)
Fees waived and/or reimbursed by Manager or Predecessor Manager — class specific	(994,143)

Total expenses after fees waived and/or reimbursed	1,466,260

Net investment income	11,939,608

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,975,620
Investments — affiliated	(2,129)
In-kind redemptions(a)	281,465
Capital gain distributions from investment companies — affiliated	820

3,255,776

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(513)
Investments — unaffiliated	(10,867,212)

(10,867,725)

Net realized and unrealized loss	(7,611,949)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,327,659

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	iShares Municipal Bond Index Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,939,608	$13,372,697
Net realized gain	3,255,776	1,399,004
Net change in unrealized appreciation (depreciation)	(10,867,725)	4,633,382

Net increase (decrease) in net assets resulting from operations	4,327,659	19,405,083

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(609)	—
Investor A	(106,233)	—
Class K	(611)	—
Investor P	(2,069,290)	—
Class A Shares	(2,000,799)	(2,453,626)
Class B Shares	(40,439)	(55,146)
Premier Shares	(9,162,708)	(10,861,140)
Legacy Class B Shares	(2,021)	(2,785)

Decrease in net assets resulting from distributions to shareholders	(13,382,710)	(13,372,697)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(103,659,900)	(60,155,128)

NET ASSETS
Total decrease in net assets	(112,714,951)	(54,122,742)
Beginning of year	490,471,882	544,594,624

End of year	$377,756,931	$490,471,882

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock iShares Municipal Bond Index Fund

	Institutional
	Period from 11/19/18 (a) to 12/31/18

Net asset value, beginning of period	$11.48

Net investment income(b)	0.04
Net realized and unrealized (loss)	0.14

Net increase from investment operations	0.18

Distributions(c)
From net investment income	(0.04)
From net realized gain	(0.03)

Total distributions	(0.07)

Net asset value, end of period	$11.59

Total Return(d)(e)
Based on net asset value	1.56%

Ratios to Average Net Assets(f)(g)
Total expenses	0.32	%(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.17	%(h)(i)

Net investment income	2.74%

Supplemental Data
Net assets, end of period (000)	$101

Portfolio turnover rate	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.69% and 0.21%, respectively.

(i)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.26% and 0.16%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock iShares Municipal Bond Index Fund (continued)

	Investor A

	Year Ended December 31,
	2018 (a)		2017	2016 (b)	2015	2014

Net asset value, beginning of year	$11.81		$11.68	$11.90	$11.86	$11.21

Net investment income	0.39		0.31	0.28	0.29	0.32
Net realized and unrealized gain (loss)	(0.25)		0.13	(0.22)	0.04	0.65

Net increase from investment operations	0.14		0.44	0.06	0.33	0.97

Distributions(c)
From net investment income	(0.31)		(0.31)	(0.28)	(0.29)	(0.32)
From net realized gain	(0.05)		—	—	—	—

Total distributions	(0.36)		(0.31)	(0.28)	(0.29)	(0.32)

Net asset value, end of year	$11.59		$11.81	$11.68	$11.90	$11.86

Total Return(d)
Based on net asset value	1.24%		3.83%	0.48%	2.80%	8.76%

Ratios to Average Net Assets
Total expenses	0.77	%(e)(f)	0.56%	0.56%	0.66%	0.66%

Total expenses after fees waived and paid indirectly	0.41	%(e)(f)	0.37%	0.56%	0.66%	0.66%

Net investment income	3.36	%(e)	2.61%	2.35%	2.43%	2.77%

Supplemental Data
Net assets, end of year (000)	$25,418		$396,544	$435,948	$77,316	$85,998

Portfolio turnover rate	3%		1%	8%	4%	6%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock iShares Municipal Bond Index Fund (continued)

	Class K
	Period from 11/19/18 (a) to 12/31/18

Net asset value, beginning of period	$11.48

Net investment income(b)	0.04
Net realized and unrealized (loss)	0.14

Net increase from investment operations	0.18

Distributions(c)
From net investment income	(0.04)
From net realized gain	(0.03)

Total distributions	(0.07)

Net asset value, end of period	$11.59

Total Return(d)(e)
Based on net asset value	1.57%

Ratios to Average Net Assets(f)(g)
Total expenses	0.33	%(h)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.16	%(h)(i)

Net investment income	2.74%

Supplemental Data
Net assets, end of period (000)	$101

Portfolio turnover rate	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.20%, respectively.

(i)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.27% and 0.15%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock iShares Municipal Bond Index Fund (continued)

	Investor P

	Year Ended December 31,
	2018 (a)		2017	2016 (b)	2015	2014

Net asset value, beginning of year	$11.81		$11.68	$11.90	$11.86	$11.21

Net investment income	0.39		0.31	0.28	0.29	0.32
Net realized and unrealized gain (loss)	(0.25)		0.13	(0.22)	0.04	0.65

Net increase from investment operations	0.14		0.44	0.06	0.33	0.97

Distributions(c)
From net investment income	(0.31)		(0.31)	(0.28)	(0.29)	(0.32)
From net realized gain	(0.05)		—	—	—	—

Total distributions	0.36		(0.31)	(0.28)	(0.29)	(0.32)

Net asset value, end of year	$11.59		$11.81	$11.68	$11.90	$11.86

Total Return(d)
Based on net asset value	1.24%		3.83%	0.48%	2.80%	8.76%

Ratios to Average Net Assets
Total expenses	0.77	%(e)(f)	0.56%	0.56%	0.66%	0.66%

Total expenses after fees waived and paid indirectly	0.41	%(e)(f)	0.37%	0.56%	0.66%	0.66%

Net investment income	3.35	%(e)	2.61%	2.35%	2.43%	2.77%

Supplemental Data
Net assets, end of year (000)	$352,137		$396,544	$435,948	$77,316	$85,998

Portfolio turnover rate	3%		1%	8%	4%	6%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Municipal Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor P Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor A Shares are sold without a sales charge and are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Investor A Shares and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors, LLC (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: On November 19, 2018, the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, reorganized into the Fund (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization. The Reorganization was approved by shareholders of the Predecessor Fund.

The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization. The Reorganization was tax-free; accordingly, Predecessor Fund’s shareholders became shareholders of the Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund in exchange for an equal aggregate value of newly-issued shares of the Fund. Each shareholder of the Predecessor Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Predecessor Fund shares, as determined at the close of business on November 16, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Predecessor Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares Post-Reorganization
Premier	1,783,292	1	Investor A	1,783,292
Premier	25,364,321	1	Investor P	25,364,321
Legacy Class B	357	1.00074883	Investor A	357
Legacy Class B	5,787	1.00074883	Investor P	5,792
Class A	427,237	1.00099263	Investor A	427,662
Class A	5,636,227	1.00099263	Investor P	5,641,822
Class B	16,730	1.00082719	Investor A	16,744
Class B	96,505	1.00082719	Investor P	96,584

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s net assets, fair value and cost of investments prior to the Reorganization were as follows:

Predecessor Fund	Net Assets	Fair Value of Investments	Cost of Investments
State Farm Tax Advantaged Bond Fund	$382,856,992	$374,705,802	$372,704,657

Reorganization costs incurred by the Fund in connection with the Reorganization were expensed by the Fund. The Manager or Predecessor Manager reimbursed the Fund $237,377, which is included in fees waived and/or reimbursed by the Manager or Predecessor Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities and payment-in-kind interest are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

In-Kind Redemptions: The Fund satisfied certain redemptions in investors’ capital through an in-kind redemption of securities. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized at the Fund based on the market value of the securities on the date of the redemption. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such in-kind redemptions, which are included in the Statement of Operations, were $281,465.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal year ended December 31, 2018. The cost basis of securities at December 31, 2017 has been adjusted to $469,140,322. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund paid the Manager a monthly fee at an annual rate of 0.10% of the fund’s daily value of each Fund’s average daily net assets for the period November 19, 2018 through December 31, 2018.

Prior to November 19, 2018, the Fund paid State Farm Investment Management Corp. (“SFIMC” or “Predecessor Manager”) an investment advisory and management services fee of 0.10%, based upon the Predecessor Fund’s average daily net assets. The fee was accrued daily and paid monthly.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Shareholder Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor P
Fee	0.25%	0.25%

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the period November 19, 2018 to December 31, 2018, the following table shows the class specific service fees borne directly by each share class of the Fund under this Shareholder Servicing Plan with BRIL:

Institutional	Investor A	Class K	Investor P	Total
$—	$7,480	$—	$104,691	$112,171

Prior to November 19, 2018, the Predecessor Fund had a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act with State Farm VP Management Corp. Under the terms of this plan, the Fund paid State Farm VP Management Corp. a fee of 0.25% of average daily net assets of Class A and Premier shares and 0.65% of average daily net assets of Class B and Legacy Class B shares. Effective April 1, 2017, State Farm VP Management Corp. agreed to waive all distribution and service (12b-1) fees for Class A, Class B, Premier and Legacy Class B shares for the Predecessor Fund. For the period January 1, 2018 through November 16, 2018, the amount waived was $994,143, which is included in fees waived and/or reimbursed by the Manager or Predecessor Manager in the Statement of Operations.

For the period January 1, 2018 through November 16, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Predecessor Fund:

Class A	Class B	Premier	Legacy Class B	Total
$181,645	$9,598	$802,422	$478	$994,143

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period November 19, 2018 to December 31, 2018, the Fund did not pay an amount to affiliates of BlackRock in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the period November 19, 2018 to December 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	Investor A	Class K	Investor P	Total
$2	$1,495	$2	$20,940	$22,439

Prior to November 19, 2018, the Predecessor Fund had a separate shareholder services agreement with SIFMC. The Predecessor Fund paid SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, and Legacy Class B shares and 0.15% of Premier shares. For the period January 1, 2018 through November 16, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Predecessor Fund:

Class A	Class B	Premier	Legacy Class B	Total
$181,645	$3,692	$481,454	$184	$666,975

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, effective November 19, 2018, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. For the year ended December 31, 2018, the amounts waived were $1,798.

Effective November 19, 2018, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager or Predecessor Manager in the Statement of Operations. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

With respect to the Fund, effective November 19, 2018, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitation as a percentage of average daily net assets are as follows:

Institutional	0.25%
Investor A	0.50
Class K	0.20
Investor P	0.50

Effective November 19, 2018, the Manager has agreed not to reduce or discontinue this contractual expense limitation through September 30, 2021, unless approved by the Board, including a majority of the trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, the Manager waived and/or reimbursed $42,710, which is included in fees waived and/or reimbursed by the Manager or Predecessor Manager in the Statement of Operations.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On December 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring December 31, 2020
Fund Level	$42,710
Institutional	—
Investor A	—
Class K	—
Investor P	—

For the period January 1, 2018 through November 16, 2018, SFIMC reimbursed expenses incurred by the Predecessor Fund (other than advisory fees, acquired fund fees and expenses and shareholder servicing fees) that exceeded 0.45% of average daily net assets for Class A, Class B and Legacy Class B and 0.35% of average daily net assets for Premier Class. Prior-year reimbursements and waivers are not subject to recapture.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, in-kind redemptions and portfolio activity to align the Fund’s portfolio with its new index after the Reorganization, were $11,120,271 and $79,179,479, respectively. For the year ended December 31, 2018, purchase and sales of investments related to portfolio activity to align the Fund’s portfolio with its new index after the Reorganization were $239,263,101 and $264,645,708, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018 inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed-income securities, non-deductible expense and in-kind redemption were reclassified to the following accounts:

Paid-in capital	$(1,198,989)
Accumulated earnings	1,198,989

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

Tax-Exempt Income(a)	12/31/18	$11,891,902
	12/31/17	13,343,737
Ordinary income(b)	12/31/18	70,694
	12/31/17	28,960
Long-term capital gains(c)	12/31/18	1,420,114
	12/31/17	—

Total	12/31/18	$13,382,710

	12/31/17	$13,372,697

(a)	The Fund designates these amounts paid during the fiscal year ended December 31, 2018, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest-related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Fund designates these amounts paid during the fiscal year ended December 31, 2018 as 20% rate long-term capital gain dividends.

As of December 31, 2018, the tax components of accumulated net earnings were as follows:

Undistributed tax-exempt income	$45,510
Undistributed long-term capital gains	1,919,906
Net unrealized gains(a)	4,662,093

$6,627,509

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$373,813,672

Gross unrealized appreciation	$4,764,595
Gross unrealized depreciation	(102,502)

Net unrealized appreciation (depreciation)	$4,662,093

8.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the state sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

10.	CAPITAL SHARE TRANSACTIONS

	Period from 01/01/18 to 11/16/18 (a)		Year Ended 12/31/17
	Shares	Amount	Shares	Amount
Class A
Shares sold	352,297	$2,948,509	5,267,031	$445,466
Shares issued in reinvestment of distributions	161,226	1,872,016	2,297,678	194,212
Shares redeemed	(2,211,089)	(24,569,182)	(23,021,697)	(1,948,523)
Shares redeemed from reorganization	(6,063,464)	(69,705,765)	—	—

Net decrease	(7,761,030)	$(89,454,422)	(15,456,988)	$(1,308,845)

Class B
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	3,344	38,835	52,649	4,449
Shares redeemed	(66,398)	(773,133)	(466,795)	(39,429)
Shares redeemed from reorganization	(113,235)	(1,301,532)	—	—

Net decrease	(176,289)	$(2,035,830)	(414,146)	$(34,980)

Premier
Shares sold	994,928	$11,583,459	26,519,167	$2,249,840
Shares issued in reinvestment of distributions	632,224	7,332,178	8,599,292	727,642
Shares redeemed	(8,056,879)	(93,486,544)	(79,364,820)	(6,723,767)
Shares redeemed from reorganization	(27,147,613)	(311,779,083)	—	—

Net decrease	(33,577,340)	$(386,349,990)	(44,246,361)	$(3,746,285)

Legacy Class B
Shares sold	145	$1,675	—	$—
Shares issued in reinvestment of distributions	173	2,007	2,764	234
Shares redeemed	(2,387)	(27,780)	(40,397)	(3,413)
Shares redeemed from reorganization	(6,144)	(70,612)	—	—

Net decrease	(8,213)	$(94,710)	(37,633)	$(3,179)

	Period from 11/19/18 (b) to 12/31/18

Institutional
Shares sold	8,707	$100,000
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	8,707	$100,000

	Year Ended 12/31/18
Investor A
Shares sold	1,873	$21,588
Shares issued in reinvestment of distributions	11,305	130,576
Shares issued in reorganization	2,228,055	25,588,305
Shares redeemed	(48,101)	(554,436)

Net increase	2,193,132	$25,186,033

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

	Period from 11/19/18 (b) to 12/31/18
	Shares	Amount
Class K
Shares sold	8,707	$100,000
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	8,707	$100,000

	Year Ended 12/31/18		Year Ended 12/31/17
			Shares	Amount
Investor P
Shares sold	45,028	$520,575
Shares issued in reinvestment of distributions	173,872	2,008,435
Shares issued in reorganization	31,108,519	357,268,687
Shares redeemed	(944,280)	(10,908,678)

Net increase	30,383,139	$348,889,019

Total Net decrease	(8,929,187)	$(103,659,900)	(60,155,128)	$(5,093,289)

(a)	Reorganization date.
(b)	Commencement of operations.

As of December 31, 2018, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Institutional	8,707
Investor A	871
Class K	8,707
Investor P	871

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Class A	$2,453,626	$—
Class B	55,146	—
Premier	10,861,140	—
Legacy Class B	2,785	—

There was no undistributed (distributions in excess of) net investment income as of December 31, 2017.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares Municipal Bond Index Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of iShares Municipal Bond Index Fund of BlackRock FundsSM (formerly, State Farm Tax Advantaged Bond Fund of State Farm Mutual Fund Trust) (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended December 31, 2017 and the financial highlights for each of the four years in the period ended December 31, 2017 of the Fund were audited by other auditors whose report dated February 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on November 8-10, 2017 (the “Organizational Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Trust, on behalf of iShares Municipal Bond Index Fund (the “Fund”), a series of the Trust, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Trust’s investment advisor. The Agreement was the same agreement that had been previously approved by the Board with respect to certain series of the Trust.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; (h) BlackRock’s portfolio compliance systems and capabilities; and (i) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including (a) information regarding the fees and the estimated expense ratio of the Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”)1; (b) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. The Board considered the scope of the services provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet the Fund’s investment objective(s), compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS
[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Disclosure of Investment Advisory Agreement  (continued)

research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to the Fund. The Board considered that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates will provide the Fund with administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus, the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the date of the Organizational Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s estimated total expense ratio, as well as its estimated actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the estimated actual management fee rate and the estimated total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board noted that BlackRock and the Board agreed to a contractual expense cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the Organizational Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members: The Board, including a majority of the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s relationships with the Fund, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

The Board, including the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other mutual fund sponsors.

In connection with its consideration of the Agreement, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received at prior Board meetings.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	31

Disclosure of Investment Advisory Agreement  (continued)

Conclusion

All the Board Members present at the Organizational Meeting, including all the Independent Board Members present, approved the Agreement between the Manager and the Trust, with respect to the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	35

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock FundsSM with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,848	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors/trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Fund for any particular month/quarter may be more or less than the amount of net investment income earned by the Fund during such month/quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund, including the Fund’s effective duration and additional information about the new methodology may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	37

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

GO	General Obligation Bonds

RB	Revenue Bonds

SRF	State Revolving Fund

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

iMBI-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Municipal Bond Index Fund	$61,440	$0	$0	$0	$13,400	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Municipal Bond Index Fund	$13,400	$0

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not

Applicable to the registrant.

Item 13 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: Mach 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: March 8, 2019